Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Statement [Abstract]
NET REVENUE	$ 66,467	$ 59,867	$ 43,484
COST OF REVENUE	34,730	33,031	24,056
GROSS MARGIN	31,737	26,836	19,428
OPERATING EXPENSES
General and administrative	17,397	15,843	12,331
Research and development	2,440	2,281	543
Sales and marketing	8,726	7,501	6,963
Total operating expenses	28,563	25,625	19,837
INCOME (LOSS) FROM OPERATIONS	3,174	1,211	(409)
INTEREST AND OTHER INCOME / (EXPENSE) - NET	(989)	(1,146)	(768)
INCOME (LOSS) BEFORE TAXES	2,185	65	(1,177)
INCOME TAXES	152
NET INCOME (LOSS)	$ 2,033	$ 65	$ (1,177)
NET INCOME (LOSS) PER SHARE - Basic	$ 0.04	$ 0.00	$ (0.03)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - Basic	48,263	45,027	42,758
NET INCOME (LOSS) PER SHARE - Diluted	$ 0.04	$ 0.00	$ (0.03)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - Diluted	52,775	48,715	42,758